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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 25, 2003

                             On2 TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                    (State of incorporation or organization)

                                     1-15117
                            (Commission File Number)

                                   84-1280679
                        (IRS Employer Identification No.)

                21 CORPORATE DRIVE, SUITE 103, NEW YORK NY 12065
  (Address, including zip code, and telephone number, including area code, of
                    Registrant's principal executive offices)

                                 NOT APPLICABLE
       (Former name, former address and former fiscal year, if applicable)
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ITEM 5. OTHER EVENTS.

On August 25, 2003, On2 Technologies, Inc. (the "Company") entered into a Software Distribution Agreement with Allied Telesis K.K. ("ATKK") pursuant to which the Company licensed its video decoder for use in a set-top box being developed by ATKK. The initial use of the license is for a trial deployment and potential rollout of the set-top box on the NTT-East ADSL networks.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The following exhibit is furnished as part of this Current Report on Form 8-K:

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
EXHIBIT NO.  TITLE
-----------  -----
  10.12 Software Distribution Agreement dated as of August 25, 2003 between On2 Technologies, Inc. and Allied Telesis K.K.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: September 2, 2003       On2 TECHNOLOGIES, INC.
                              By: /s/ Douglas A. McIntyre
                              Name: Douglas A. McIntyre
                              Title: Chairman, President and CEO